Exhibit 99.1

Luminex Corporation Pre-Release of 2nd Quarter Revenue
Second Quarter Earnings Call Scheduled for August 3, 2020

AUSTIN, Texas (July 8, 2020) – Luminex Corporation (Nasdaq: LMNX) today announced 2nd quarter 2020 revenues of between $109 and $110 million, up more than 30% over the 2nd quarter of 2019. Highlights include:

•Molecular Diagnostics revenue of approximately $65 million, up over 100% vs. Q2 2019
◦Sample-to-answer MDx revenue of approximately $30 million, up nearly 65% vs. Q2 2019
◦Non-automated MDx assay revenue of approximately $35 million, up nearly 150% vs. Q2 2019
◦Automated MDx assay revenue of approximately $26 million, up more than 55% vs. Q2 2019
◦170 sold or contracted sample-to-answer systems, the majority of which were ARIES® Systems
◦Strong demand driven by pandemic-related sales across all Respiratory/COV-19 products
•Licensed Technologies Group revenue of approximately $35 million, down 5% vs. Q2 2019
◦Placed approximately 210 xMAP® systems
◦Partially affected by slowdown in research market
•Flow Cytometry revenue of more than $7 million, down over 45% vs. Q2 2019
◦Up sequentially by approximately 10%
◦Continues to be significantly affected by slowdown in academic research
◦Had an additional $2 million of confirmed orders that were not able to be installed due to the COVID-19 pandemic

“We finished the quarter with record revenue of between $109 and $110 million,” said Nachum “Homi” Shamir, President and CEO of Luminex. “With the EUA clearance of our IgG serology assay, we have expanded the breadth of our portfolio and believe that we are well positioned to continue to play a pivotal role in combating the COVID-19 pandemic. In addition, the remainder of our business continues to be healthy, and with xMAP® INTELLIFLEX Systems now in our Partners’ hands, we are positioned to further strengthen our partnership business with this state-of-the-art platform.”

The full financial results for the quarter, and any changes to 2020 guidance and/or provision thereof, will be discussed on our second quarter earnings call, currently scheduled for August 3, 2020.

ABOUT LUMINEX CORPORATION

At Luminex, our mission is to empower labs to obtain reliable, timely, and actionable answers, ultimately advancing health. We offer a wide range of solutions applicable in diverse markets including clinical diagnostics, pharmaceutical drug discovery, biomedical research, genomic and proteomic research, biodefense research, and food safety. We accelerate reliable answers while simplifying complexity and deliver certainty with a seamless experience. To learn more about Luminex, please visit us at luminexcorp.com.

USE OF FORWARD-LOOKING STATEMENTS

Statements made in this release that express Luminex’s or management's intentions, plans, beliefs, expectations, or predictions of future events are forward-looking statements. Forward-looking statements in this release include statements regarding expected revenue and cost savings and projected 2020 performance, including revenue guidance. The words "expect," "anticipate," "will," "could," "should" and similar expressions are intended to further identify such forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. It is important to note that the Company's actual results or performance could differ materially from those anticipated or projected in such forward-looking statements. Factors that could cause Luminex’s actual results or performance to differ materially include risks and uncertainties relating to, among others, negative effects from the worldwide COVID-19 pandemic (including but not limited to the general economic downturn related to such pandemic, travel restrictions related thereto, business closures that may affect our supply chain or our ability to install instruments, and delays in FDA clearances related to adjustments in the agency’s approval priorities in response to the pandemic), concentration of Luminex’s revenue in a limited number of direct customers and strategic partners, some of which may be experiencing decreased demand for their products utilizing or incorporating Luminex’s technology, budget or finance constraints in the current economic environment, or periodic variability in their purchasing patterns or practices as a result of internal resource planning challenges; market demand and acceptance of Luminex’s products and technology, including ARIES®, MultiCode®, xMAP®, xMAP® INTELLIFLEX, VERIGENE®, VERIGENE® II, Guava®, Muse®, Amnis® and NxTAG® products; Luminex’s ability to scale manufacturing operations and manage operating expenses, gross margins and inventory levels; Luminex’s ability to obtain and enforce intellectual property protections on Luminex’s products and technologies; the impact on Luminex’s growth and future results of operations with respect to the loss of the LabCorp women’s health business; Luminex’s ability to successfully launch new products in a timely manner; dependence on strategic partners for development, commercialization and distribution of products; risks and uncertainties associated with implementing Luminex’s acquisition strategy, Luminex’s challenge to identify acquisition targets, including Luminex’s ability to obtain financing on acceptable terms; Luminex’s ability to integrate acquired companies or selected assets into Luminex’s consolidated business operations, and the ability to fully realize the benefits of Luminex’s acquisitions; the timing of and process for regulatory approvals; competition and competitive technologies utilized by Luminex’s competitors; fluctuations in quarterly results due to a lengthy and unpredictable sales cycle; fluctuations in bulk purchases of consumables; fluctuations in product mix, and the seasonal nature of some of Luminex’s assay products; Luminex’s ability to comply with applicable laws, regulations, policies and procedures; the impact of the ongoing uncertainty in global finance markets and changes in governmental and governmental agency funding, including effects on the capital spending policies of Luminex’s partners and end users and their ability to finance purchases of Luminex’s products; changes in principal members of Luminex’s management staff; potential shortages, or increases in costs, of components or other disruptions to Luminex’s manufacturing operations; Luminex’s increasing dependency on information technology to improve the effectiveness of Luminex’s operations and to monitor financial accuracy and efficiency; the implementation, including any modification, of Luminex’s strategic operating plans; the uncertainty regarding the outcome or expense of any litigation brought against or initiated by Luminex; risks relating to Luminex’s foreign operations, including fluctuations in exchange rates, tariffs, customs and other barriers to importing/exporting materials and products in a cost effective and timely manner; difficulties in accounts receivable collections; Luminex’s ability to monitor and comply with foreign and international laws and treaties; and Luminex’s ability to comply with changes in international taxation policies; budget or finance constraints in the current economic environment, or periodic variability in their purchasing patterns or practices as a result of material resource planning challenges; reliance on third party distributors for distribution of specific Luminex-developed and manufactured assay products, as well as the risks discussed under the heading "Risk Factors" in Luminex’s Reports on Forms 10-K and 10-Q, as filed with the Securities and Exchange Commission. The forward-looking statements, including the financial guidance and 2020 outlook, contained herein represent the judgment of Luminex as of the date of this press release, and Luminex expressly disclaims any intent, obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in Luminex’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Contacts:

Investor Contact:
Harriss Currie
Sr. Vice President of Finance and CFO
hcurrie@luminexcorp.com
512-219-8020

Investor Relations Contact:
Carla Stanaford
cstanaford@luminexcorp.com
937-469-2120

Media Contact:
Michele Parisi
Bioscribe
mparisi@bioscribe.com
925-864-5028